                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]         COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[262,710,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-11HE

                             [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                MASTER SERVICER

                        SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                              JPMORGAN CHASE BANK
                 SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                 JUNE 17, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal              TMTS 2004011HE
Account           AIG
ML Coverage
Completed
Completed by
Bond              A
Comments:         solve for be cdr and coll cum loss, using:
                  your speed, 75 and 50% of your speed
                  run to mat, triggers failing
                  40,50,60% sev THESE ARE DIFFERENT
                  static LIBOR, forward LIBOR, forward LIBOR +200
                  12 mo lag, 100% advances, defaults in addtn to prepays.

                                                         40 SEVERITY
                                       50 PRICING               75 PRICING                100 PRICING
                                   --------------------      -------------------      --------------------
M2
Forward Curve
                  CDR                    6.25 CDR                  6.63 CDR                7.19 CDR
                  Losses           41,896,389.59(15.52%)     30,938,059.59(11.46%)    25,351,201.66(9.39%)

Forward Curve + 200
                  CDR                    3.49 CDR                  4.12 CDR                4.8 CDR
                  Losses           23,218,635.63 (8.60%)     19,022,438.79 (7.05%)    16,740,181.26(6.20%)

Static 1 ML = 1.264,6ML = 1.845
                  CDR                    11.77 CDR                 11.1 CDR                11.28 CDR
                  Losses           73,082,275.24(27.07%)     52,061,715.52(19.28%)    40,295,197.17(14.92%)


                                                         50 SEVERITY
                                       50 PRICING               75 PRICING                 100 PRICING
                                   --------------------      -------------------      --------------------
M2
Forward Curve
                  CDR                    4.97 CDR                  5.28  CDR               5.74 CDR
                  Losses           41,503,879.56(15.37%)     30,607,699.98(11.34%)    25,121,503.94(9.30%)

Forward Curve + 200
                  CDR                    2.79 CDR                  3.3 CDR                 3.85 CDR
                  Losses           23,125,771.15(8.57%)      18,971,836.94(7.03%)      16,708,172.64(6.19%)

Static 1 ML = 1.264,6ML = 1.845
                  CDR                    8.69 CDR                  8.76 CDR                8.92 CDR
                  Losses           71,969,821.90(26.66%)     51,131,220.21 (18.94%)   39,500,605.83(14.63%)

                                                         60 SEVERITY
                                       50 PRICING               75 PRICING                 100 PRICING
                                   --------------------      -------------------      --------------------
M2
Forward Curve
                  CDR                    4.12 CDR                  4.39  CDR               4.77 CDR
                  Losses           41,143,998.03(15.24%)     30,408,789.57(11.26%)    24,935,341.75(9.24%)

Forward Curve + 200
                  CDR                    2.33 CDR                  2.75  CDR               3.21 CDR
                  Losses           23,125,647.02(8.57%)      18,922,857.02(7.01%)     16,666,427.69(6.17%)

Static 1 ML = 1.264,6ML = 1.845
                  CDR                    7.17 CDR                  7.24 CDR                7.39 CDR
                  Losses           71,173,428.24(26.36%)      50,478,662.40(18.70%)   38,993,439.56(14.44%)